SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                JANUARY 25, 2000

                      TELETRAK ENVIRONMENTAL SYSTEMS, INC.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

       0-13670                                                   13-3187778
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(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

 2 Sutton Road, Webster, MA                                          11758
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (508) 949-2430
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              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)


                               Page 1 of 3 Pages

Item 4. Changes in Registrant's Certifying Accountant.

a. On January 25, 2000, the Company's Board of Directors engaged the independent accounting firm, Carlin, Charron & Rosen, LLP, 446 Main Street, Worcester, MA 01608-2359, a member of the Securities and Exchange Commission practice section of the AICPA to audit the fiscal year ended December 31, 1999. The Company did not during the fiscal year ended December 31, 1998 or any subsequent period consult Carlin, Charron & Rosen, LLP regarding the application of accounting principles to a specific transaction or with respect to the type of audit opinion that might be rendered on the Company's financial statements.


                               Page 2 of 3 Pages

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2000

                                         TELETRAK ENVIRONMENTAL SYSTEMS, INC.


                                         By: /s/ Gerd Reinig
                                             -----------------------------------
                                             Gerd Reinig
                                             Chairman of the Board


                                         By: /s/ Gerry McNamara
                                             -----------------------------------
                                             Gerry McNamara
                                             President